Exhibit 10.1

EXECUTION VERSION

STELLUS CAPITAL INVESTMENT CORPORATION
(a Maryland Corporation)

Common Stock, Par Value $0.001 Per Share

EQUITY DISTRIBUTION AGREEMENT

Dated as of November 16, 2021

LIST OF SCHEDULES
SCHEDULE A	List of Sales Agents

list of EXHIBITS
EXHIBIT A	Form of Placement Notice
exhibit b	Authorized Individuals for Placement Notices and Acceptances
exhibit c	Compensation
exhibit d	Form of Corporate Opinion of Eversheds Sutherland (US) LLP
exhibit e	Form of Officers’ Certificate

-i-

November 16, 2021

Keefe, Bruyette & Woods, Inc.

787 7th Avenue, 4th Floor

New York, NY 10019

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Ladies and Gentlemen:

Each of Stellus Capital Investment Corporation, a Maryland corporation (the “Company”), and Stellus Capital Management, LLC, a Delaware limited liability company (the “Adviser”) registered as an investment adviser under the Investment Advisers Act of 1940, as amended (collectively with the rules and regulations of the Commission (as defined below) promulgated thereunder, the “Advisers Act”), confirms its agreement with the several sales agents named in Schedule A hereto (each, a “Sales Agent” and together, the “Sales Agents”) with respect to the sale by the Company of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), having an aggregate offering price of up to $50,000,000. The shares of Common Stock to be sold by the Sales Agents are herein called the “Securities.” The aggregate amount of Securities that may be sold collectively pursuant to this Agreement shall not exceed the lesser of $50,000,000 and the dollar amount of Securities permitted to be sold under the Registration Statement (as defined below).

The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2 (File No. 333-231111), relating to the registration of the Securities and certain of the Company’s other securities to be issued from time to time by the Company under the Securities Act of 1933, as amended (collectively with the rules and regulations of the Commission (the “1933 Act Regulations”) promulgated thereunder, the “1933 Act”), which registration statement was initially declared effective on June 29, 2019 (the “Effective Date”) and remains effective. The Company has also filed with the Commission a prospectus supplement, dated the date hereof, as such prospectus supplement may be amended (the “Prospectus”), which contains a base prospectus, dated June 21, 2019, in accordance with the provisions of Rule 430B (“Rule 430B”) and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The information, if any, included or incorporated by reference in the Prospectus that was omitted from the registration statement at the time it became effective but that is deemed to be a part of the registration statement pursuant to Rule 430B is referred to as “430B Information.” Unless the context otherwise requires, such registration statement, including all documents filed as part thereof and any Rule 430B Information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act and deemed to be part of the registration statement, is herein called the “Registration Statement,” and any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations (“Rule 462(b)”), is herein called the “Rule 462(b) Registration Statement” and, and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement.” All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 424(b) or such other rule of the 1933 Act Regulations as may be applicable to the Company, shall be deemed to mean and include, without limitation, the filing of any document under the Securities Exchange Act of 1934, as amended (collectively with the rules and regulations of the Commission (the “1934 Act Regulations”) promulgated thereunder, the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

The Company has entered into an (i) Investment Advisory Agreement, dated as of September 24, 2012 (the “Investment Advisory Agreement”), with the Adviser, and (ii) Administration Agreement, dated as of October 23, 2012 (the “Administration Agreement”), with the Adviser.

The Company owns (i) 100% of the limited partnership interests in Stellus Capital SBIC, LP (the “SBIC Fund I”); (ii) 100% of the limited partnership interests in Stellus Capital SBIC II, LP (the “SBIC Fund II” and, together with SBIC Fund I, the “SBIC Funds”); and (iii) 100% of the equity interests of Stellus Capital SBIC GP, LLC (the “SBIC GP”). The SBIC GP, together with the Company and the SBIC Funds, are referred to in this Agreement as the “Stellus Entities.”

As used in this Agreement, “Applicable Time” means the time of each sale of the applicable Securities pursuant to this Agreement.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereby agree as follows:

1.            Representations and Warranties by the Company. The Company represents and warrants to each of the Sales Agents as of the date hereof, the Applicable Time and each Representation Date (as defined below) and agrees with the Sales Agents, as follows:

(a)            The Company meets the requirements of, and complies with, the conditions for the use of Form N-2 under the 1933 Act. Each of the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendment thereto has been declared effective by the Commission under the 1933 Act or has become effective pursuant to Rule 462. No stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of the Prospectus has been issued, and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, are threatened by the Commission.

(b)            (1) The Registration Statement and the Prospectus, and any amendments or supplements thereto, contain and will contain all statements which are required to be stated therein, and conform and will conform in all material respects to the requirements of the 1933 Act. At the respective times, the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendments thereto became effective, at the date hereof and at the Applicable time, the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendments thereto, as the case may be, complied and will comply in all material respects with the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto was or is first issued, at the date hereof and at the Applicable Time, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Sales Agents, specifically for use therein, it being understood and agreed that the only such information shall be the final paragraph of the “Plan of Distribution” in the Prospectus.

(c)            The Company (including its agents and representatives, other than the Sales Agents in their respective capacities as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the 1933 Act (“Rule 405”)) that constitutes an offer to sell or solicitation of an offer to buy the Securities, without the prior consent of the Sales Agents (which consent may not be unreasonably withheld), and which the parties agree, for the purposes of this Agreement, includes (i) any “advertisement” as defined in Rule 482 under the 1933 Act; (ii) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the 1933 Act or Rule 134 under the 1933 Act; (iii) any written communication with potential investors undertaken in reliance on Rule 163B under the Act (“Written Testing-the-Waters Communication”); and (iv) any Sales Material (as defined below). No such written communication conflicts or will conflict with the information contained in the Registration Statement or the Prospectus as they may be from time to time superseded or modified.

(d)            The documents (other than exhibits) incorporated by reference in each of the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents (other than exhibits) so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1934 Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)            The consolidated financial statements of the Company and its consolidated subsidiaries, together with related notes and schedules included or incorporated by reference in the Registration Statement and the Prospectus, present fairly in all material respects the consolidated financial position and the results of operations and cash flows of the Company and its consolidated subsidiaries, as of the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures contained in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the 1933 Act) comply with Regulation G under the Exchange Act, and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent, and there are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates, subsidiaries and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity that would reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources (including any off-balance sheet obligations or any “variable interest entities” within the meaning of the Financial Accounting Standards Board’s Accounting Standards Codification Topic 810), which are not disclosed in the Registration Statement and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement or the Prospectus that are not included as required.

(f)            At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking into account any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(g)            The Company is duly organized, validly existing as a corporation and in good standing under the laws of the State of Maryland. The Company is duly qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all corporate power and authority necessary to own or lease its properties and to conduct its businesses as currently carried on and described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the Material Agreements (as defined below), except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, (i) have or reasonably be expected to have a material adverse effect on the business, operations, properties, financial condition, prospects, stockholder’s equity or results of operations of the Company taken as a whole, or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such change or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Company Material Adverse Effect”).

(h)            Each of the SBIC Funds is a limited partnership duly organized and validly existing as a limited partnership under the laws of the State of Delaware and is duly qualified as a foreign limited partnership to transact business, and is in good standing in each jurisdiction in which such qualification is required whether by reason of ownership or leasing of property or the conduct of business, with all requisite power and authority to own or lease its properties and conduct its business as currently carried on and described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have or reasonably be expected to have, a Company Material Adverse Effect. All of the issued and outstanding partnership interests of the SBIC Funds, and all of the issued and outstanding limited liability company interests of the SBIC GP, have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into ownership interests in any of the SBIC Funds or the SBIC GP are outstanding.

(i)            The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or other entity other than (i) 100% of the limited partnership interests and equity interests in the SBIC Funds and the SBIC GP, respectively, (ii) those corporations or other entities accounted for as portfolio investments in accordance with the Commission’s rules and regulations (each a “Portfolio Company” and collectively, the “Portfolio Companies”), and (iii) 100% of the equity interests in tax blocker corporations that hold equity interests in one or more Portfolio Companies. Except as otherwise disclosed in the Registration Statement and the Prospectus, as of the respective dates set forth therein, none of the Stellus Entities controls (as such term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (collectively with the rules and regulations of the Commission promulgated thereunder, the “1940 Act”)) any of the Portfolio Companies.

(j)            None of the Company nor any of the SBIC Funds is in breach of the Company’s or any of its subsidiaries’ respective charters or certificates or articles of incorporation (as amended, restated and supplemented), bylaws, certificates of formation, limited liability company agreements, certificates of limited partnership, partnership agreements or other organizational documents; and except as set forth in the Registration Statement and the Prospectus, none of the Company nor any of the SBIC Funds is in (i) default or breach of, and no event has occurred that, with notice or lapse of time or both, would constitute such a default or result in a Repayment Event (as defined below) under, any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any SBIC Fund is a party or by which any of its respective property is bound or subject, and no event has occurred that would result in the creation or imposition of any lien, of any charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement or other agreement or instrument; or (ii) violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any subsidiary, except, in the case of each of clauses (i) and (ii) above, for any such conflicts, breaches, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(k)            The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of (i) the Company’s charter or certificates or articles of incorporation (as amended, restated and supplemented), bylaws, certificates of formation, or other organizational documents; (ii) except as set forth in the Registration Statement and the Prospectus, any of the terms or provisions of, or constitute a breach of or default (and no event has occurred that, with notice or lapse of time or both, would constitute such a default) or Repayment Event (as defined below) under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of its property is bound or subject, or result in the creation or imposition of any lien, of any charge or encumbrance upon any property or assets of the Company pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement or other agreement or instrument; or (iii) except as set forth in the Registration Statement and the Prospectus, any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any subsidiary, except, in the case of each of clauses (ii) and (iii) above, for any such conflicts, breaches, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person or entity acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries, as applicable.

(l)            Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any Company Material Adverse Effect, (ii) other than the transactions contemplated by this Agreement, any transaction which is material to the Company taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company which is material to the Company taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, other than in each case above (A) in the ordinary course of business, (B) as otherwise disclosed in the Registration Statement and the Prospectus or (C) where such matter, item, change, or development would not make the statements in the Registration Statement or the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(m)            The issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement and the Prospectus. Except as disclosed in or contemplated by the Registration Statement or the Prospectus, including pursuant to the Company’s dividend reinvestment plan, as of the date referred to therein, the Company did not have reserved or available for issuance any Common Stock in respect of options, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities. None of the outstanding Common Stock was issued in violation of the preemptive rights, rights of first refusal or other similar rights of any security holder of the Company, nor does any person or entity have any preemptive right of first refusal or other right to acquire any of the Securities covered by this Agreement. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any class of securities of the Company. No shares of preferred stock of the Company have been designated, offered, sold or issued and no shares of preferred stock are currently outstanding.

(n)            The Company and the SBIC Funds have duly authorized, executed and delivered and currently are a party to or payee with respect to the promissory notes and other agreements evidencing their respective investments in the Portfolio Companies (each, a “Portfolio Company Agreement”). Except as otherwise disclosed in the Registration Statement and the Prospectus, to the Company’s knowledge, each Portfolio Company is current in all material respects with all its obligations under the applicable Portfolio Company Agreements, and no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred under such agreements, except to the extent that any such failure to be current in its obligations and any such default would not reasonably be expected to result in a Company Material Adverse Effect.

(o)            This Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Investment Advisory Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought, and (iii) with respect to this Agreement, any federal or state securities laws and public policy considerations limitations on the indemnification and contribution provisions of Section 11 hereof.

(p)            The Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment of the consideration set forth herein by the Applicable Sales Agent (as defined below) pursuant to this Agreement, will be validly issued, fully paid and non-assessable; and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

(q)            The Common Stock and the Company’s charter and bylaws conform in all material respects to the respective statements relating thereto contained in the Registration Statement and the Prospectus, and such statements conform to the rights set forth in the respective instruments and agreements defining the same.

(r)            No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or any governmental or regulatory authority having jurisdiction over the Company is required for the execution, delivery and performance by the Company of this Agreement and the offering of the Securities as contemplated by this Agreement, for the issuance, sale and delivery of the Securities or for the consummation of transactions as contemplated hereby and thereby, in each case on the terms contemplated by the Registration Statement and the Prospectus, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under the 1934 Act and applicable state securities laws or the rules of the Financial Industry Regulatory Authority (“FINRA”).

(s)            Grant Thornton LLP, whose report on the financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated by reference in the Registration Statement and the Prospectus, is and, during the periods covered by its report, was an independent registered public accounting firm with respect to the Company and its consolidated subsidiaries within the meaning of the 1933 Act, the 1934 Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, Grant Thornton LLP is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the “Sarbanes-Oxley Act”) with respect to the Company.

(t)            [Reserved].

(u)            There are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory investigations, to which any Stellus Entity is a party or to which any property of any Stellus Entity is the subject that, individually or in the aggregate, if determined adversely to the relevant Stellus Entity, would reasonably be expected to have a Company Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement (collectively, the “Actions”); to the Company’s knowledge, no such Actions are threatened by any governmental or regulatory authority or threatened by others that, individually or in the aggregate, if determined adversely to the relevant Stellus Entity, would reasonably be expected to have a Company Material Adverse Effect; and there are no current or pending legal, governmental or regulatory actions, suits, proceedings or, to the Company’s knowledge, investigations that are required under the 1933 Act to be described in the Registration Statement and the Prospectus.

(v)            There are no contracts or other documents that are required under the 1933 Act to be filed as exhibits to the Registration Statement that are not so filed or incorporated by reference as required.

(w)            Each of the Stellus Entities possesses or has obtained, all governmental licenses, certificates, consents, orders, approvals, permits and other authorizations necessary for the ownership or lease of its properties or the conduct of its businesses as described in the Registration Statement and the Prospectus (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as disclosed in the Registration Statement and the Prospectus, none of the Stellus Entities has received written notice of any proceeding relating to revocation or modification of any such Permit, except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(x)            The terms of the Investment Advisory Agreement, including compensation terms, comply in all material respects with all applicable provisions of the 1940 Act and the Advisers Act, and the approvals by the Company’s board of directors and the Company’s stockholders, as applicable, of the Investment Advisory Agreement have been obtained in accordance with the requirements of Section 15 of the 1940 Act applicable to companies that have elected to be regulated as business development companies under the 1940 Act.

(y)            Neither the Company, nor to the Company’s knowledge after due injury, any of its directors, officers, or controlling persons, has taken or will take, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the 1934 Act or otherwise, the stabilization or manipulation (including, without limitation, as defined in Regulation M under the Exchange Act (“Regulation M”), of the price of any security of the Company to facilitate the sale or resale of the Securities.

(z)            Neither the Company nor any of its related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the 1934 Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual). To the Company’s knowledge after due inquiry, no officer or director of the Company is an associated person of a FINRA registered broker-dealer firm.

(aa)      Except as set forth in the Registration Statement and the Prospectus, the Company and the SBIC Funds have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as otherwise disclosed in or contemplated by the disclosed in or contemplated by the Registration Statement or the Prospectus, no tax deficiency has been determined adversely to the Company which has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been asserted or threatened against it, which would have a Company Material Adverse Effect.

(bb)      The Company and the SBIC Funds have good and marketable title to all of the personal property (excluding Intellectual Property, which is addressed below) reflected in the consolidated financial statements herein described or described in the Registration Statement or the Prospectus as being owned by the Company or the SBIC Funds, in each case free and clear of all liens, encumbrances and claims, except for any failure to have good and valid title for any liens, encumbrances and claims that (i) do not materially interfere with the use made of such property by the Company or the SBIC Funds, as applicable, or (ii) would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect. Neither the Company nor any SBIC Fund owns any real property.

(cc)      Except as set forth in the Registration Statement and the Prospectus, the Company and the SBIC Funds own, license, or possess adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; except as disclosed in writing to the Representatives, neither the Company nor any SBIC Fund has received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict would reasonably be expected to result in a Company Material Adverse Effect; neither the Company nor any SBIC Fund has received any written notice of any claim challenging the rights of the Company or an SBIC Fund in or to any Intellectual Property owned, licensed or optioned by the Company or an SBIC Fund which claim would reasonably be expected to result in a Company Material Adverse Effect.

(dd)      The Company, on a consolidated basis, maintains a system of internal control over financial reporting (as defined under Rule 13a-15(f) and 15d-15(f) under the 1934 Act) and a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the latest audited financial statements of the Company included in the Registration Statement and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Except as set forth in the Registration Statement and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee)      Except as set forth in the Registration Statement and the Prospectus, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(ff)      The Company does not have any employees. To the knowledge of the Company, no labor disturbance by or dispute with employees of the Adviser exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Company Material Adverse Effect.

(gg)      No Stellus Entity is, or after giving effect to the offering and sale of the Securities, will be a “registered management investment company” or an entity “controlled” by a “registered management investment company,” as such terms are defined in the 1940 Act. The Company has elected to be regulated as a business development company under the 1940 Act and has filed with the Commission, pursuant to Section 54(a) of the 1940 Act, a duly completed and executed Form N-54A (the “Company BDC Election”); the Company has not filed with the Commission any notice of withdrawal of the Company BDC Election pursuant to Section 54(c) of the 1940 Act; the Company BDC Election remains in full force and effect, and, to the Company’s actual knowledge, no order of suspension or revocation of such election under the 1940 Act has been issued or proceedings therefore initiated or threatened by the Commission. The operations of the Company are in compliance with the provisions of the 1940 Act applicable to business development companies and the rules and regulations of the Commission thereunder applicable to business development companies, except where such non-compliance would not reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect.

(hh)      The operations of the Stellus Entities are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable money laundering statutes of all jurisdictions in which the Stellus Entities conduct business, and the applicable rules and regulations thereunder, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency having jurisdiction over the Stellus Entities (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Company Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Stellus Entities with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(ii)            The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(jj)      Except as set forth in the Registration Statement and the Prospectus, the Company maintains insurance in such amounts and covering such risks as the Company reasonably believes are adequate for its business and customary for companies of similar size engaged in similar businesses in similar industries.

(kk)      The Company has not sent or received notice of, or otherwise communicated or received communication with respect to, termination of any agreement filed as an exhibit to, or incorporated by reference in, the Registration Statement (each such agreement a “Material Agreement” and, collectively, the “Material Agreements”), nor has any such termination been threatened by any person or entity.

(ll)      Except as set forth in the Registration Statement or the Prospectus, (i) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any affiliate, on the one hand, and the directors, officers and stockholders of the Company, on the other hand, that is required by the 1933 Act to be described in the Registration Statement or Prospectus that is not so described; (ii) no relationship, direct or indirect, exists between or among the Company or any affiliate, on the one hand, and the directors, officers, stockholders or directors of the Company, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement or Prospectus that is not so described; (iii) there are no material outstanding loans or advances or material guarantees of indebtedness by the Company to, or for the benefit of, any of its officers or directors or any of the members of the families of any of them; and (iv) the Company has not offered, or caused either Sales Agent to offer, Securities to any person with the intent to influence unlawfully a trade journalist or publication to write or publish favorable information about the Company or any of its products or services.

(mm)      The statistical, industry-related and market-related data, if any, included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(nn)      None of the Company, nor any director or officer of the Company, nor to the knowledge of the Company, any agent, employee or representative of any of the Company, or other person or entity acting on behalf of the Company, is currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department or the U.S. Department of State and including the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the target of Sanctions, including without limitation Cuba, Iran, North Korea, the Crimean region, Sudan and Syria (each such country or territory that is a target of Sanctions, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any unlawful activities of or business with any person or entity that, at the time of such funding or facilitation, is the target of Sanctions, (ii) to fund or facilitate any unlawful activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person or entity (including any person or entity participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company has not knowingly engaged in, and is not now knowingly engaged in, and the Company will not engage in, any dealings or transactions with any person or entity that at the time of the dealing or transaction is or was the target of Sanctions or with any Sanctioned Country.

(oo)            None of the Company or, to the Company’s knowledge, any employee or agent of the Company, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law, which violation is required to be disclosed in the Registration Statement or the Prospectus.

(pp)      Any (i) advertising, sales literature, press releases, other promotional material (including “prospectus wrappers,” “broker kits,” “road show slides,” “road show scripts” and “electronic road show presentations”), (ii) “free writing prospectus” as defined in Rule 405 (other than for the information set forth in Exhibit B hereto) (the materials set forth in clause (i) and clause (ii) authorized for use by the Company in connection with the public offering of the Securities, collectively, “Sales Material”) and (iii) Written Testing-the-Waters Communication, if any, authorized for use by the Company in connection with the public offering of the Securities does not and will not conflict in any material respect with the information contained in the Registration Statement or the Prospectus, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. Moreover, any Sales Material and any Written Testing-the-Waters Communication complies and will comply in all material respects with the applicable requirements of the 1933 Act (except that this representation and warranty does not apply to statements in or omissions from the Sales Material made in reliance upon and in conformity with information relating to the Sales Agents furnished to the Company by the Sales Agents expressly for use therein).

(qq)      Subject to the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder (the “SBA Regulations”), and except as disclosed in the Registration Statement and the Prospectus and for such prohibitions pursuant to the SBA Regulations or that would not reasonably be expected to result in a Company Material Adverse Effect, no SBIC Fund of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s equity interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary.

(rr)      None of the Company, any of its consolidated subsidiaries, or any director, officer, agent, employee or affiliate of the Company or any consolidated subsidiary of the Company or, to the knowledge of the Company, any employee of any consolidated subsidiary of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under any other applicable anti-bribery or anti-corruption laws, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of any applicable anti-bribery or anticorruption laws, and the Adviser, the Company, the Company’s consolidated subsidiaries and their respective affiliates have conducted their businesses in compliance with any applicable anti-bribery or anti-corruption laws and have instituted, maintained and enforced and will continue to maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ss)      The Company has elected (which election has not been revoked) to be treated, and intends to continue to operate its business so as to qualify, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”).

(tt)      Except as disclosed in the Registration Statement and the Prospectus: (i) no person or entity is serving or acting as an officer, director or investment adviser of the Company or the SBIC Funds, except in accordance with the applicable provisions of the 1940 Act and the Advisers Act; and (ii) to the knowledge of the Company, after due injury, no director of the Company is an “interested person” (as defined in the 1940 Act) of the Company or an “affiliated person” (as defined in the 1940 Act) of any Sales Agent.

(uu)      This Agreement complies in all material respects with all applicable provisions of the 1940 Act.

(vv)      At the time of filing the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(ww)      Each of the SBIC Funds is licensed to operate as a Small Business Investment Company (“SBIC”) by the U.S. Small Business Administration (“SBA”). Each of the SBIC Funds’ SBIC license is in good standing with, and has not been revoked or suspended by, the SBA and no adverse regulatory findings contained in any examinations reports prepared by the SBA regarding either of the SBIC Funds are outstanding or unresolved. Each of the SBIC Funds is conducting its business in compliance in all material respects with the applicable requirements of the SBA. The method of operation of each of the SBIC Funds will permit it to continue to meet the requirements for qualification as an SBIC, subject to SBA approval. Each of the SBIC Funds is eligible to sell securities guaranteed by the SBA in the amounts and on the terms described in the Registration Statement and the Prospectus. Neither of the SBIC Funds is in default under the terms of any debenture which either SBIC Fund, as applicable, has issued to the SBA for guaranty by the SBA or any other material monetary obligation, and no event, which with the passage of time, notice or both has occurred, which would be a default or event of default thereunder.

(xx)            The Company (i) has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Company; (ii) is conducting its business in compliance with all laws, rules, regulations, decisions, directives and orders except for such failure to comply which would not reasonably be expected to result in a Company Material Adverse Effect; and (iii) is conducting its business in compliance in all material respects with the applicable requirements of the 1940 Act.

(yy)      (i) The Company is not aware of any security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s information technology and computer systems, networks, hardware, software, data and databases, equipment or technology (collectively, “IT Systems and Data”) except in each case as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect; and (ii) the Company has implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of its IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards and the Company is, to the Company’s knowledge, presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

Any certificate signed by any officer of the Company and delivered to the Sales Agents or to counsel for the Sales Agents shall be deemed a representation and warranty by the Company to each Sales Agent as to the matters covered thereby.

2.            Representations and Warranties of the Adviser. The Adviser represents and warrants to each of the Sales Agents as of the date hereof, the Applicable Time and each Representation Date (as defined below), and agrees with each of the Sales Agents, as follows:

(a)            Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition (financial or otherwise), earnings, assets, business affairs, operations or regulatory status of the Adviser, whether or not arising in the ordinary course of business, that would reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect, or would otherwise reasonably be expected, individually or in the aggregate, to prevent the Adviser from carrying out its obligations under the Investment Advisory Agreement (an “Adviser Material Adverse Effect”).

(b)            The Adviser has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; the Adviser has the requisite power and authority to execute and deliver and perform its obligations under the Investment Advisory Agreement; and the Adviser is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of ownership or leasing of its property or the conduct of business, except, in each case, where the failure to qualify or be in good standing would not otherwise reasonably be expected, individually or in the aggregate, to result in an Adviser Material Adverse Effect.

(c)            The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the 1940 Act from acting under the Investment Advisory Agreement for the Company as contemplated by the Registration Statement and the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could reasonably be expected, individually or in the aggregate, to lead to any proceeding, which might adversely affect the registration of the Adviser with the Commission.

(d)            There is no action, suit, claim or proceeding or, to the knowledge of the Adviser, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened, against or affecting the Adviser which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which would reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect or an Adviser Material Adverse Effect, or which would reasonably be expected, individually or in the aggregate, to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the Investment Advisory Agreement; the aggregate of all pending legal or governmental proceedings to which the Adviser is a party or of which any of its property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to its business, would not reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect or an Adviser Material Adverse Effect.

(e)            The Adviser is not (i) in violation of its organizational or governing documents, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Adviser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Adviser is subject (collectively, the “Agreements and Instruments”), or (iii) in violation of any law, statute, rule, regulation, judgment, order or decree except, in the case of clauses (ii) and (iii) only, for such violations or defaults that would not reasonably be expected, individually or in the aggregate, to result in an Adviser Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Investment Advisory Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement and compliance by the Adviser with its obligations hereunder and under the Investment Advisory Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the Agreements and Instruments except for such violations or defaults that would not reasonably be expected, individually or in the aggregate, to result in an Adviser Material Adverse Effect, nor will such action result in any violation of the provisions of the limited liability company operating agreement (as amended to date) of the Adviser; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Adviser or any of its assets, properties or operations, except for such violations that would not reasonably be expected to result in an Adviser Material Adverse Effect.

(f)            Each of this Agreement and the Investment Advisory Agreement has been duly authorized, executed, and delivered by the Adviser and is a valid and binding obligation of the Adviser, enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought.

(g)            No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Adviser of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained under the 1933 Act and the 1940 Act or will be obtained by the Closing Time.

(h)            The descriptions of the Adviser contained in the Registration Statement, the Prospectus and any Written Testing-the-Waters Communication and Sales Material do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(i)            The Adviser possesses such licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it (“Governmental Licenses”), except where the failure so to possess would not reasonably be expected to, individually or in the aggregate, result in an Adviser Material Adverse Effect; the Adviser is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in an Adviser Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in an Adviser Material Adverse Effect; and the Adviser has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected, individually or in the aggregate, to result in an Adviser Material Adverse Effect.

(j)            Neither the Adviser, nor to the Adviser’s knowledge, any of its affiliates, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k)            The Adviser (i) has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act reasonably designed to prevent violations of the Advisers Act by the Adviser; (ii) is conducting its business in compliance with all laws, rules, regulations, decisions, directives and orders except for such failure to comply which would not reasonably be expected to result in an Adviser Material Adverse Effect; and (iii) is conducting its business in compliance in all material respects with the applicable requirements of the Advisers Act.

(l)            The Adviser is not aware that (i) any executive, key employee or significant group of employees of any of the Stellus Entities, as applicable, plans to terminate employment with the respective Stellus Entity, or (ii) any such executive or key employee is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Stellus Entities except where such termination or violation would not reasonably be expected to have an Adviser Material Adverse Effect.

(m)            (i) The Adviser is not aware of any security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Adviser’s IT Systems and Data except in each case as would not reasonably be expected to, individually or in the aggregate, have an Adviser Material Adverse Effect; and (ii) the Adviser has implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of its IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards and the Adviser is, to the Adviser’s knowledge, presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

Any certificate signed by any officer or other authorized person of the Adviser and delivered to the Sales Agents or to counsel for the Sales Agents shall be deemed a representation and warranty by the Adviser to each Sales Agent as to the matters covered thereby.

3.            Placements. Each time that the Company wishes to issue and sell the Securities hereunder (each, a “Placement”), it shall notify the Applicable Sales Agent (as defined below) by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which the Company desires the Securities to be sold, which shall at a minimum include the number of Securities to be issued (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company listed on such schedule) and shall be addressed to each of the individuals from each Sales Agent set forth on Exhibit B, as such Exhibit B may be amended from time to time. If a Sales Agent wishes to accept such proposed terms included in the Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company, wishes to propose modified terms, the Sales Agent shall, prior to 4:30 p.m. (eastern time) on the Business Day (as defined below) following the Business Day on which such Placement Notice is delivered to the Sales Agent, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties), addressed to all of the individuals from the Company and the Sales Agent set forth on Exhibit B, setting forth the terms that the Sales Agent is willing to accept. Where the terms provided in the Placement Notice are proposed to be modified as provided for in the immediately preceding sentence, such terms shall not be binding on the Company or the Sales Agent until the Company delivers to the Sales Agent an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as proposed to be modified (the “Acceptance”), which email shall be addressed to all of the individuals from the Company and the Sales Agent set forth on Exhibit B. The Placement Notice shall be effective upon receipt by the Company of a Sales Agent’s acceptance of the terms of the Placement Notice or, if modified by the Sales Agent as provided for above, upon receipt by the Sales Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities have been sold, (ii) in accordance with the Placement Notice requirements set forth in the second sentence of this paragraph, the Company suspends or terminates the Placement Notice, (iii) the time period during which sales are requested to be made pursuant to the Placement Notice has expired; (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (v) the Agreement has been terminated under the provisions of Section 12 hereof, or (vi) any party shall have suspended the sale of the Placement Securities in accordance with Section 5 below. The amount of any discount, commission, or other compensation to be paid by the Company to each Applicable Sales Agent (defined below) in connection with the sale of the Placement Securities shall be calculated in accordance with the terms set forth in Exhibit C. It is expressly acknowledged and agreed that neither the Company nor the Sales Agents shall have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to a Sales Agent and either (i) the Sales Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are proposed to be modified, the Company accepts such modified terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as modified by the corresponding Acceptance, if applicable) and herein (and after such acceptance by either a Sales Agent or the Company, any Sales Agent bound to such terms is referred to as an “Applicable Sales Agent”). In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as modified by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as modified by the corresponding Acceptance, if applicable) shall control. The term “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York, New York are generally authorized or obligated by law or executive order to close.

4.            Sale of Placement Securities by a Sales Agent. Subject to the provisions of Section 6(a), the Applicable Sales Agent, for the period specified in the Placement Notice, shall use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as modified by the corresponding Acceptance, if applicable). The Applicable Sales Agent shall provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the compensation payable by the Company to the Applicable Sales Agent pursuant to Section 3 with respect to such sales, payments, if any, made by the Adviser in respect of such Placements, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Applicable Sales Agent (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice (as modified by the corresponding Acceptance, if applicable), the Applicable Sales Agent may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including, without limitation, sales made directly on the New York Stock Exchange on any other existing trading market for the Common Stock or to or through a market maker. If specified in a Placement Notice (as modified by the corresponding Acceptance, if applicable), the Applicable Sales Agent may also sell Placement Securities by any other method permitted by law, including but not limited to in privately negotiated transactions.

For the purposes hereof, “Trading Day” means any day on which shares of Common Stock are purchased and sold on the principal market on which the Common Stock is listed and during which there has been no market disruption of, unscheduled closing of, or suspension of trading on such principal market.

5.            Suspension of Sales. Either the Company or the Applicable Sales Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit B), suspend any sale of Placement Securities; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 5 shall be effective against the other unless it is made to one of the individuals named on Exhibit B hereto, as such Exhibit may be amended from time to time.

6.            Sale and Delivery to the Sales Agents; Settlement.

(a)            Sale of Placement Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Applicable Sales Agent’s acceptance of the terms of a Placement Notice or upon receipt by a Sales Agent of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Applicable Sales Agent, for the period specified in the Placement Notice, shall use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Applicable Sales Agent will be successful in selling Placement Securities, (ii) the Applicable Sales Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Securities for any reason other than a failure by the Applicable Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 6, and (iii) a Sales Agent shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by the Applicable Sales Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b)            Settlement of Placement Securities. Unless otherwise specified in the Placement Notice, settlement for sales of Placement Securities will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Applicable Sales Agent at which such Placement Securities were sold, after deduction for (i) the Applicable Sales Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 3 hereof and (ii) other amounts, if any, due and payable by the Adviser to the Applicable Sales Agent hereunder pursuant to Section 3 and Exhibit C hereof.

(c)            Delivery of Placement Securities. On or before each Settlement Date, concurrently with the receipt by the Company of the Net Proceeds due to the Company in respect of such Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting the Applicable Sales Agent’s or its designee’s account (provided the Applicable Sales Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Sales Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. If the Company or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date, the Company agrees that, in addition to and in no way limiting the rights and obligations set forth in Section 11 hereto, it shall (i) hold the Applicable Sales Agent harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to the Applicable Sales Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)            Denominations; Registration. If requested by the Applicable Sales Agent at least two (2) Business Days prior to the Settlement Date, then in lieu of electronic transfer, certificates for the Securities shall be issued in such denominations and registered in such names as the Applicable Sales Agent shall have specified in such request. The certificates for the Securities will be made available for examination and packaging by the Applicable Sales Agent in The City of New York, New York not later than noon (New York time) on the Business Day prior to the Settlement Date.

7.            Expenses.

(a)            The Company covenants and agrees with the several Sales Agents that, whether or not the transactions contemplated by this Agreement are consummated, the Company shall pay, or cause to be paid, all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto) and the Prospectus, and each amendment or supplement to either of them; (ii) the printing (or reproduction) and delivery to the Sales Agents and dealers (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement and the Prospectus, and all amendments or supplements to any of them, in each case, as may be reasonably requested by the Sales Agents for use in connection with the offering and sale of the Securities; (iii) the costs and expenses incurred by the Company arising out of the marketing of the sale of the Securities to investors; (iv) the preparation, printing, authentication, issuance and delivery of the Securities and any certificates for the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any Blue Sky memorandum and all closing documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Sales Agents relating to such registration and qualification); (vii) all fees and expenses in connection with listing the Securities on the New York Stock Exchange; (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Sales Agents (in an amount not to exceed $7,500) in connection with, the review by FINRA of the terms of the sale of the Securities; (ix) the fees and expenses of the Stellus Entities’ accountants, counsel and other advisors; (x) the fees and expenses of any transfer agent or registrar for the Securities; and (xi) all other reasonable costs and expenses incurred by the Company or the Adviser incident to the performance by the Company of its obligations hereunder.

(b)            If this Agreement is terminated by the Sales Agents in accordance with the provisions of Section 9 or Section 12(a)(i), 9(a)(iii) and 9(a)(iv) hereof, the Company shall reimburse the Sales Agents for all of their out-of-pocket expenses incurred, including the reasonable fees and disbursements of counsel for the Sales Agents.

8.            Agreements of the Company. The Company agrees with the Sales Agents that:

(a)            During any period that a prospectus relating to the Securities is required to be delivered under the 1933 Act, the Company, subject to Section 8(b) of this Agreement, will comply with the requirements of Rule 415, Rule 430B, Rule 497 and Rule 424(b) under the 1933 Act and will notify the Sales Agents immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Prospectus, including under Section 8A of the 1933 Act, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement. The Company will promptly effect the filings necessary pursuant to Rule 424(b) or Rule 497, as applicable, within the time period required by such Rules, and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. During any period that a prospectus relating to the Securities is required to be delivered under the 1933 Act (but in any event through the Closing Time), the Company will use its reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)            During any period that a prospectus relating to the Securities is required to be delivered under the 1933 Act, the Company will give the Sales Agents notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to any preliminary prospectus (including any prospectus included in the Registration Statement at the time it became effective) or to the Prospectus, will furnish the Sales Agents with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Sales Agents or counsel for the Sales Agents shall reasonably object. The Company, during any period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act and the 1940 Act, and will give the Sales Agents notice of any filings made pursuant to the 1934 Act and the 1940 Act within 48 hours prior to the Applicable Time and shall furnish the Sales Agents with copies of any such documents a reasonable amount of time prior to such proposed filing.

(c)            Upon the Sales Agents’ written request, the Company will deliver to the Sales Agents, without charge, conformed copies of the Registration Statement as originally filed, and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and, upon the Sales Agents’ request, will also deliver to the Sales Agents, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Sales Agents. The copies of the Registration Statement and each amendment thereto furnished to the Sales Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, or as filed with the Commission in paper form as permitted by Regulation S-T.

(d)            The Company will furnish to each Sales Agent, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Sales Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Sales Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)            [Reserved].

(f)            If there occurs an event or development as a result of which the Prospectus would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly notify the Sales Agents so that any use of the Prospectus may cease until it is amended or supplemented (at the sole cost and expense of the Company) to eliminate or correct such untrue statement or omission.

(g)            The Company will use its commercially reasonable efforts, in cooperation with the Sales Agents, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Sales Agents may designate and to maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h)            The Company will timely file with the Commission and the New York Stock Exchange such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable, but in any event not later than 16 months after the date hereof, an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(i)            Except as by mutually agreed by the Company and the Applicable Sales Agent, the Company and the Applicable Sales Agent agree that no sales of Securities shall take place, and the Company shall not request the sale of any Securities that would be sold, and the Applicable Sales Agent shall not be obligated to sell, (i) with respect to the Company’s quarterly filings on Form 10-Q, during any period commencing upon the twenty-first (21st) day following the end of each fiscal quarter and ending on the date on which the Company files with the Commission its quarterly report on Form 10-Q that includes updated financial and other information as of the end of the Company’s most recent quarterly period (the “10-Q Filing”), and (ii) with respect to the Company’s annual report filings on Form 10-K, during any period commencing upon the thirtieth (30th) day following the end of the Company’s fiscal year and ending on the date on which the Company files with the Commission its annual report on Form 10-K that includes updated audited financial information and other information as of the end of the Company’s most recent fiscal year (the “10-K Filing”). To the extent the Company releases its earnings for its most recent quarterly period or fiscal year, as applicable (an “Earnings Release”) before it files with the Commission its quarterly report on Form 10-Q for such quarterly period or annual report on Form 10-K for such fiscal year, as applicable, then the Applicable Sales Agent and the Company agree that no sales of Securities shall take place for the period beginning on the date of the Earnings Release and ending on the date of the applicable Form 10-Q Filing or Form 10-K Filing. Notwithstanding the foregoing, without the prior written consent of each of the Company and the Applicable Sales Agent, no sales of Common Shares shall take place, and the Company shall not request the sale of any Securities that would be sold, and the Applicable Sales Agent shall not be obligated to sell, during any period in which the Company is in possession of material non-public information.

(j)            If at any time during a period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act, and in connection with a pending sale of the Placement Securities, any rumor, publication, or event relating to or affecting the Company shall occur, as a result of which, in the sole opinion of any Applicable Sales Agent, the market price of the Securities has been or is likely to be adversely affected (regardless of whether such rumor, publication, or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from such Applicable Sales Agent advising the Company to the effect set forth above, forthwith prepare, consult with such Applicable Sales Agent concerning the substance of and disseminate a press release, or other public statement, satisfactory to such Applicable Sales Agent, responding to or commenting on such rumor, publication, or event.

(k)            During the pendency of any Placement Notice given hereunder, the Company shall provide any Applicable Sales Agent notice as promptly as possible before it offers to sell, contracts or agrees to sell, hypothecates, pledges, grants any option to purchase or otherwise disposes of or agrees to dispose of, directly or indirectly, any shares of Common Stock (other than Placement Securities offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided that such notice shall not be required in connection with (i) Common Stock issued in connection with any regular or special distribution declared by the Company, (ii) the issuance by the Company of any shares of Common Stock as consideration for any strategic acquisitions, mergers, sales or purchases of assets described in the Prospectus, and (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing or new dividend reinvestment plans or employee benefit plans of the Company referred to in the Prospectus; provided that the implementation of such a new plan is disclosed to the Applicable Sales Agent in advance.

(l)            [Reserved].

(m)            The Company will use the Net Proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement and the Prospectus under “Use of Proceeds” and in such a manner as to continue to comply with the requirements of Subchapter M of the Code. The Company will not directly, or to its knowledge, indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other persons, to fund any activities or business with any person, or in any country or territory, that, at the time of such funding is the subject of Sanctions (to the extent that such action would result in the violation by any person (including any person participating in the transaction, whether as underwriter, adviser, investor or otherwise) of Sanctions) or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as Sales Agent, adviser, investor or otherwise) of Sanctions.

(n)            The Company will maintain a transfer agent and registrar for the Securities.

(o)            The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or otherwise violate Regulation M to facilitate the sale or resale of the Securities, except as may be allowed by law.

(p)            [Reserved].

(q)            The Company, during a period of at least 12 months from the date hereof, will use its commercially reasonable efforts to maintain its status as a business development company.

(r)            The Company will use its commercially reasonable efforts to maintain its qualification as a RIC under Subchapter M of the Code for each full fiscal year during which it is a business development company under the 1940 Act.

(s)            The Company shall use its best efforts to cause each of the SBIC Funds to continue to comply with the requirements for qualification as an SBIC and to meet its obligations as an SBIC licensed by the SBA.

(t)            The Company will use its commercially reasonable efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) material information relating to the Company and the assets of the Company managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (B) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors.

(u)            The Company represents and agrees that, without the prior consent of the Sales Agents (which will not be unreasonably withheld) (i) it will not distribute any offering material other than the Registration Statement and the Prospectus, and (ii) it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, and which the parties agree, for purposes of this Agreement, includes (x) any “advertisement” as defined in Rule 482 under the 1933 Act; and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including Sales Materials and Written Testing-the-Waters Communication, if any, made to investors by or on behalf of the Company.

(v)            The Company acknowledges that: (a) the Sales Agents’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies and (b) the Sales Agents’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the value of the Common Stock and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Sales Agents with respect to any conflict of interest that may arise from the fact that the views expressed by the Sales Agents’ independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by any Sales Agent’s investment banking division. The Company acknowledges that each of the Sales Agents is a full service securities firm and as such, from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.

(w)            The Company will, if applicable, disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of Placement Securities sold through the Sales Agents during the most recent fiscal quarter, the payments, if any, of the Adviser in connection therewith, the Net Proceeds to the Company and the compensation paid or payable by the Company to the Sales Agents with respect to such Placement Securities. The Company shall also prepare and file with the Commission under the Securities Act not later than 45 days, in the case of a quarter for which a quarterly report on Form 10-Q is due, and not later than 90 days, in the case of a quarter for which an annual report on Form 10-K is due, a prospectus supplement disclosing such sales information, if any.

(x)            Unless waived by the Applicable Sales Agent, on or prior to the date that the Securities are first sold pursuant to the terms of this Agreement and:

(i)            each time the Company files the Prospectus relating to the Placement Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities (other than amendments or supplements that are filed solely to report sales of the Placement Securities pursuant to this Agreement) by means of a post-effective amendment, sticker, or supplement; and

(ii)            each time the Company files an annual report on Form 10-K or quarterly report on Form 10-Q under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) and (ii) shall be a “Representation Date”);

each of the Company and the Adviser shall furnish such Applicable Sales Agent with a certificate, in the form attached hereto as Exhibit E, within seven (7) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 8(x) shall be automatically waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such automatic waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K, but the Applicable Sales Agent may waive (which waiver may not be unreasonably withheld) the requirement to provide a certificate under this Section 8(x) for any Representation Date on which the Company files its annual report on Form 10-K occurring at a time at which no Placement Notice is pending. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such automatic waiver and did not provide the Applicable Sales Agent with a certificate under this Section 8(x), then before the Company delivers the Placement Notice or the Applicable Sales Agent sells any Placement Securities, the Company shall provide the Applicable Sales Agent with a certificate, in the form attached hereto as Exhibit E, dated the date of the Placement Notice.

(y)            The Company will cooperate with any reasonable due diligence review conducted by the Sales Agents or their respective agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as either Sales Agent may reasonably request. The parties acknowledge that the due diligence review contemplated by this Section 8(y) will include upon the request of the Sales Agent, without limitation, during the term of this Agreement, a quarterly diligence conference to occur within five business days after each Form 10-Q filing or Form 10-K filing, whereby the Company shall make its senior corporate officers available to address diligence inquiries of the Sales Agents and such additional information and documents as the Sales Agents may reasonably request.

(z)            Unless waived by the Applicable Sales Agent, on or prior to the date that the Securities are first sold by the Applicable Sales Agent pursuant to the terms of this Agreement and within seven (7) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to such Applicable Sales Agent (i) a written opinion and a negative assurance letter of Eversheds Sutherland (US) LLP, counsel to the Company and the Adviser (“Company Counsel”), or other counsel satisfactory to such Applicable Sales Agent, in form and substance reasonably satisfactory to such Applicable Sales Agent and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D; provided, however, that in lieu of such opinion and negative assurance letter for subsequent Representation Dates, Company Counsel may furnish the Applicable Sales Agent with a letter (a “Reliance Letter”) to the effect that the Applicable Sales Agent may rely on a prior opinion and negative assurance letter delivered under this Section 8(z) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(aa)      On or prior to the date that the Securities are first sold by the Applicable Sales Agent pursuant to the terms of this Agreement and within seven (7) Trading Days after each Representation Date (excluding the Representation Dates with respect to which the Company files a prospectus supplement to disclose the sales information included in a quarterly reports on Form 10-Q) with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountant (and any other independent accountants whose report is included in the Prospectus) to furnish to such Applicable Sales Agent letters (the “Comfort Letters”), dated the date of the Comfort Letter is delivered, in form and substance satisfactory to the Applicable Sales Agent, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to sales agents in connection with registered public offerings.

(bb)      The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Securities pursuant to this Agreement shall only be effected by or through only one of the Sales Agents at any given time as determined by the Company, but in no event by more than one of them, and the Company shall in no event request that more than one of the Sales Agents sell Securities during such time period.

The Applicable Sales Agent, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

9.            Conditions to the Sales Agents’ Obligations. The obligations of the Applicable Sales Agent with respect to a Placement as provided herein shall be subject to the continuing accuracy of the representations and warranties on the part of the Company and the Adviser set forth, respectively, in Sections 1 and 2 (the “Representations and Warranties”) hereof, and in the certificate of any officer of the Company delivered pursuant to the provisions hereof, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)            The Registration Statement and all post-effective amendments thereto, including any filing under Rule 462(b), shall have become effective; any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Sales Agents and complied with to its reasonable satisfaction; no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued which would prevent (i) all sales of Placement Securities issued pursuant to all prior Placement Notices and (ii) the sale of all Placement Securities contemplated to be issued by any Placement Notice.

(b)            Unless waived by the Applicable Sales Agent, the Applicable Sales Agent shall have received, as required to be delivered pursuant to Section 8(z) on or before the date on which delivery of the opinions and negative assurance letters is required pursuant to Section 8(z), such opinions and negative assurance letter, addressed to such Applicable Sales Agent, of Company Counsel, or other counsel satisfactory to the such Applicable Sales Agent, in form and substance reasonably satisfactory to the Applicable Sales Agent and their counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D.

(c)            The Applicable Sales Agent shall have received the Comfort Letter required to be delivered pursuant to Section 8(aa) on or before the date on which delivery is required pursuant to Section 8(aa) hereof, addressed, and in form and substance reasonably satisfactory, to the Applicable Sales Agent.

(d)            None of the following events shall have occurred and be continuing:

(i)            the receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus;

(ii)            the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(iii)            receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or

(iv)            the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

(e)            The Applicable Sales Agent shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that, in the Applicable Sales Agent’s reasonable opinion, is material, or omits to state a fact that in the Applicable Sales Agent’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(f)            Except as contemplated in the Prospectus or disclosed in the Company’s reports filed with the Commission, there shall not have occurred any event giving rise to a Company Material Adverse Effect, whether or not arising in the ordinary course of business.

(g)            The Applicable Sales Agent shall have received the certificates required to be delivered pursuant to Section 8(x) on or before the date on which delivery of such certificates is required pursuant to Section 8(x).

(h)            On each date on which the Company is required to deliver a certificate pursuant to Section 8(x), counsel for the Applicable Sales Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(i)            The Placement Securities shall either have been (i) approved for listing on the New York Stock Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Securities on the New York Stock Exchange at, or prior to, the issuance of any Placement Notice.

(j)            Trading in the Securities shall not have been suspended on the New York Stock Exchange.

(k)            All filings with the Commission required to be made under the 1933 Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing under the 1933 Act.

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Sales Agents by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 7 hereof and except that, in the case of any termination of this Agreement, Sections 1, 2, 10, 11, 13, 14, 15, 16, 18 and 19 hereof shall survive such termination and remain in full force and effect.

(l)            Each of the Company and the Adviser shall have furnished to the Sales Agents such further certificates and documents as the Sales Agents may reasonably require for the purpose of enabling the Sales Agents to pass upon the issuance and sale of the Securities as herein contemplated.

If any of the conditions hereinabove provided for in this Section 9 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Sales Agents hereunder may be terminated by the Sales Agents by notifying the Company of such termination in writing. In such event, the Company and the Sales Agents shall not be under any obligation to each other.

10.            Reimbursement of the Sales Agents’ Expenses. If this Agreement is terminated by the Sales Agents pursuant to Section 9 (Conditions of the Obligations of the Sales Agents) or Section 12(a) hereof, the Company shall reimburse the Sales Agents for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Sales Agents.

11.            Indemnification and Contribution.

(a)            The Company and the Adviser, jointly and severally, agree to indemnify and hold harmless the Sales Agents, the partners, directors, officers, employees and agents of the Sales Agents, and each person or entity that controls the Sales Agents within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, arising out of any untrue or alleged untrue statement of a material fact contained in the Registration Statement for the Securities as originally filed or in any amendment thereof (and including any post-effective amendment) or the Prospectus or in any Written Testing-the-Waters Communication or Sales Material (or any amendment or supplement to any of the foregoing), or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

(iii)            against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Sales Agents), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under Section 11(a)(i) or (a)(ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Sales Agent through the Sales Agents expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Sales Agent for inclusion in the Prospectus consists of the second to last paragraph under the caption “Plan of Distribution” in the Prospectus.

(b)            Each Sales Agent severally agrees to indemnify and hold harmless the Company and the Adviser, each of their respective directors, managers, and officers, and each person who controls the Company and the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the indemnity from the Company and the Adviser to the Sales Agents set forth in Section 11(a)(i) and the proviso thereto, but only with reference to written information relating to the Sales Agents furnished to the Company by or on behalf of the Sales Agents specifically for inclusion in the documents referred to in the foregoing indemnity. The Sales Agents agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action to which they are entitled to indemnification pursuant to this Section 11(b). This indemnity agreement will be in addition to any liability which the Sales Agents may otherwise have.

(c)            In case any proceeding (including any governmental investigation) shall be instituted involving any person or entity in respect of which indemnity may be sought pursuant to Section 11, such person or entity (the “indemnified party”) shall promptly notify the person or entity against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 11 shall be available to any party who shall fail to give notice as provided in this Section 11(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 11. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. Such firm shall be designated in writing by the Sales Agents in the case of parties indemnified pursuant to Section 11(a) and by the Company in the case of parties indemnified pursuant to Section 11(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)            To the extent the indemnification provided for in Section 11 is unavailable to or insufficient to hold harmless an indemnified party under Section 11(a) or (b) above in respect of any losses, liabilities, claims, damages or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Adviser, on the one hand, and the Sales Agents, on the other, from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or the Adviser, on the one hand, and the Sales Agents, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Adviser, on the one hand, and the Sales Agents, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the sales load payment received by the Sales Agents, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Sales Agents, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Adviser and the Sales Agents agree that it would not be just and equitable if contributions pursuant to this Section 11(d) were determined by pro rata allocation (even if the Sales Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 11(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11(d), (i) no Sales Agent shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Sales Agent and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)            For purposes of this Section 11, each person or entity, if any, who controls a Sales Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Sales Agent’s affiliates, partners, directors, officers, and selling agents shall have the same rights to contribution as such Sales Agent, and each director of the Company, each officer of the Company, and each person or entity, if any, who controls the Company or Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Adviser, as the case may be. The Sales Agents’ respective obligations to contribute pursuant to this Section 11 are several in proportion to their respective Placement obligations and not joint.

(f)            Notwithstanding any other provision of this Section 11, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(i) of the 1940 Act.

12.            Termination.

(a)            This Agreement may be terminated by the Sales Agents giving one day’s notice to the Company if at any time: (i) suspension of trading or quotation of any security of the Company by the New York Stock Exchange, the Commission or any other governmental authority since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, (ii) suspension of trading in securities generally on the New York Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading), (iii) any Company Material Adverse Effect or any development that is reasonably likely to result in a Company Material Adverse Effect, (iv) since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Adviser Material Adverse Effect, or any development that is reasonably likely to result in an Adviser Material Adverse Effect; (v) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity, or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions, if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis, change on the financial markets of the United States would, in the judgment of the Sales Agents, materially impair the investment quality of the Securities, (vi) the declaration of a banking moratorium by United States or New York State authorities, or (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which, in the opinion of the Sales Agents, has a material adverse effect on the securities markets in the United States; or (viii) as provided in Section 9 of this Agreement.

(b)            If this Agreement is terminated pursuant to this Section 12, such termination shall be without liability of any party to any other party except as provided in Section 7 hereof, and provided further that Sections 1, 2, 10, 11, 13, 14, 15, 16, 18 and 19 hereof shall survive such termination and remain in full force and effect.

13.            Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Adviser, or their respective officers, and of the Sales Agents set forth in or made pursuant to this Agreement (including as may be made in certificates of officers of the Company and the Adviser submitted pursuant hereto) will remain in full force and effect, regardless of any investigation made by or on behalf of the Sales Agents or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 11 hereof, and will survive delivery of and payment for the Securities. The provisions of Section 1, Section 2, Section 7, Section 10, Section 11, Section 13, Section 14, Section 15, Section 16, Section 18 and Section 19 shall survive the termination or cancellation of this Agreement.

14.            Notices. All communications hereunder will be in writing and effective only on receipt, and will be mailed (postage prepaid, certified or registered mail, return receipt requested), delivered or transmitted by any standard form of telecommunication or electronic communication:

(a)	if to the Sales Agents:

Keefe, Bruyette & Woods, Inc.
Attention: Allen G. Laufenberg

70 West Madison, Suite 2401

Chicago, IL 60602
E-mail: aglaufenberg@kbw.com
Telephone: (312) 423-8205

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Facsimile No.: (901) 579-4891 and (727) 567-8750

Attention: Larry M. Herman, Managing Director/Financial Services Investment Banking and Thomas Donegan, General Counsel/Global Equities & Investment Banking

with an additional copy to:

Dechert LLP
One International Place

100 Oliver Street

Boston, MA 02110

Telephone: (617) 728-7120

E-mail: thomas.friedmann@dechert.com
Attention: Thomas Friedmann (which copy shall not constitute notice)

(b)	if to the Company or the Adviser:

c/o Stellus Capital Management, LLC
4400 Post Oak Parkway, Suite 2200
Houston, Texas 77027
Facsimile: (713) 292-5450
E-mail: thuskinson@stelluscapital.com
Attention: W. Todd Huskinson

with an additional copy to:

Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20001
Facsimile: (202) 637-3593
E-mail: stephanihildebrandt@eversheds-sutherland.com
Attention: Stephani M. Hildebrandt (which copy shall not constitute notice)

Any party hereto may change the address for receipt of communications by giving written notice to the other parties hereto.

15.            Successors. This Agreement has been and is made solely for the benefit of the Sales Agents, the Company, the Adviser and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Securities from any Sales Agent shall be deemed a successor or assign merely because of such purchase.

16.            No Fiduciary Duty. The Company and the Adviser hereby acknowledge and agree that (a) the purchase and sale of any Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Sales Agents of such Securities, and any affiliate through which an Sales Agent may be acting, on the other hand, (b) in connection with the public offering of the Securities and the process leading to such transaction the Sales Agents will act solely as principals and independent contractors, and not as agents or fiduciaries of the Company or its stockholders, creditors, employees or any other party or in any other capacity, (c) the Sales Agents will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of Securities contemplated hereby or the process leading thereto (irrespective of whether the Sales Agents have advised or are currently advising the Company on other matters) and the Sales Agents will not have any obligation to the Company with respect to the offering except the obligations expressly set forth herein, (d) the Sales Agents and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Sales Agents have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and the Company has consulted and will consult its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

17.            Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Sales Agents with respect to the subject matter hereof.

18.            Applicable Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

19.            Waiver of Jury Trial. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.            Counterparts. This Agreement may be signed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

21.            Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

22.            Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

23.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Sales Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Sales Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Sales Agent that is a Covered Entity or a BHC Act Affiliate of such Sales Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as such terms are defined below) under this Agreement that may be exercised against such Sales Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)            As used in this Section 23, the following terms have the respective meanings set forth below:

(i)            “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)            “Covered Entity” means any of the following: (x) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (y) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (z) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)            “Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)            “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act of 1950, as amended, and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and the regulations promulgated thereunder.

[Remainder of Page Intentionally Blank]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Adviser and the Sales Agents, in accordance with its terms.

Very truly yours,

STELLUS CAPITAL INVESTMENT CORPORATION

By:
Name: Robert T. Ladd
Title: President & Chief Executive Officer

STELLUS CAPITAL MANAGEMENT, LLC

By:	Stellus Capital Management Holdings, L.P.,
the Managing Member of Stellus Capital Management, LLC

By:	SCM Holdings GP, LLC,
General Partner of Stellus Capital Management Holdings, L.P.

By:
Name: Robert R. Ladd
Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first-written above.

Keefe, Bruyette & Woods, Inc.

By:
Name:
Title:

Raymond James & Associates, Inc.

By:
Name:
Title:

[Signature Page to Equity Distribution Agreement]

SCHEDULE A

List of Sales Agents

Keefe, Bruyette & Woods, Inc.

787 7th Avenue, 4th Floor

New York, NY 10019

Attention: Syndicate Desk

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Attention: Corporate & Executive Services

Schedule A

EXHIBIT A

Form of Placement Notice

From:	Stellus Capital Investment Corporation

CC:	Eversheds Sutherland (US) LLP

To:	[ ]

Subject: Equity Distribution—Placement Notice

Ladies & Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement between Stellus Capital Investment Corporation (the “Company”) and Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc. (the “Sales Agents”) dated November 16, 2021 (the “Agreement”), I hereby request on behalf of the Company that the Sales Agent sell up to [ • ] shares of the Company’s common stock, par value $0.001 per share, at a minimum market price of $[ • ] per share.

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE MAXIMUM AGGREGATE OFFERING PRICE, THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY THE PLACEMENT AGENT, AND/OR THE CAPACITY IN WHICH THE SALES AGENT MAY ACT IN SELLING SHARES (AS PRINCIPAL, AGENT, OR BOTH)]

Exhibit A

EXHIBIT B

Authorized Individuals for Placement Notices and Acceptances

Keefe, Bruyette & Woods, Inc.

Raymond James & Associates, Inc.

Stellus Capital Investment Corporation

Exhibit B

EXHIBIT C

Compensation

The compensation payable to the Applicable Sales Agent for sales of Placement Securities shall be 1.5% of the selling price per share for the Placement Securities, or as otherwise agreed between the Company and the Applicable Sales Agent with respect to any Placement Securities sold pursuant to this Agreement.

Exhibit C

EXHIBIT D

Form of Corporate Opinion of Eversheds Sutherland (US) LLP

[To be added separately]

Exhibit D

EXHIBIT E

Forms of Officer Certificates

COMPANY OFFICERS’ CERTIFICATE

November [•], 2021

The undersigned, the duly qualified and elected Chief Executive Officer and Chief Financial Officer of Stellus Capital Investment Corporation, a Maryland corporation (the “Company”), do hereby certify in such respective capacity and on behalf of the Company, pursuant to Section 8(x) of the Equity Distribution Agreement dated November 16, 2021 (the “Equity Distribution Agreement”) among the Company, Stellus Capital Management, LLC, a Delaware limited liability company, and Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., as Sales Agents (collectively, the “Sales Agents”), providing for the offer and sale by the Company to the Sales Agents of up to $50,000,000 of shares of the Company’s common stock, par value $0.001 per share, that they are authorized to execute this Officers’ Certificate in the name of and on behalf of the Company. Each of the undersigned also hereby certifies, on behalf of the Company in his respective capacity as Chief Executive Officer or Chief Financial Officer, as applicable, that:

(i)	the representations and warranties of the Company in the Equity Distribution Agreement are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) with the same force and effect as though expressly made at and as of the date hereof;

(ii)	the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof under or pursuant to the Equity Distribution Agreement;

(iii)	no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to his knowledge, are contemplated by the Commission; and

(iv)	there has not been, since November 16, 2021 or since the respective dates as of which information is given in the Registration Statement and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to November 16, 2021) any Company Material Adverse Effect or any development involving a prospective Company Material Adverse Effect.

Each of Eversheds Sutherland (US) LLP and Dechert LLP is entitled to rely upon this Officers’ Certificate in connection with the respective opinions given by such firms pursuant to the Equity Distribution Agreement.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Equity Distribution Agreement.

[Signature Page Follows]

Exhibit E

The undersigned have executed this Officers’ Certificate on behalf of the Company as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

Exhibit E

ADVISER OFFICER’S CERTIFICATE

November [•], 2021

The undersigned, the duly qualified and elected [Chief Executive Officer] of Stellus Capital Management, LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”) under the Investment Advisers Act of 1940, as amended, does hereby certify in such capacity and on behalf of the Adviser, pursuant to Section 8(x) of the Equity Distribution Agreement dated November 16, 2021 (the “Equity Distribution Agreement”) among the Adviser, Stellus Capital Investment Corporation, a Maryland corporation, and each of Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., as Sales Agents (together, the “Sales Agents”), providing for the offer and sale by the Company to the Sales Agents of up to $50,000,000 of shares of the Company’s common stock, par value $0.001 per share, that he is authorized to execute this Officer’s Certificate in the name and on behalf of the Adviser. The undersigned also hereby certifies, on behalf of the Adviser in his capacity as [Chief Executive Officer] of the Adviser, that:

(i)	the representations and warranties of the Adviser in Section 2 of the Equity Distribution Agreement are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof;

(ii)	the Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Equity Distribution Agreement at or prior to the date hereof;

(iii)	there has not been, since November 16, 2021 or since the respective dates as of which information is given in the Registration Statement and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to November 16, 2021), any Adviser Material Adverse Effect, whether or not arising in the ordinary course of business.

Each of Eversheds Sutherland (US) LLP and Dechert LLP is entitled to rely upon this Officer’s Certificate in connection with the respective opinions given by such firms pursuant to the Equity Distribution Agreement.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Equity Distribution Agreement.

[Signature Page Follows]

Exhibit E

The undersigned has executed this Officer’s Certificate on behalf of the Adviser as of the date first set forth above.

By:
Name:
Title:

Exhibit E